Dreyfus Investment Grade Funds, Inc.
Dreyfus Short Term Income Fund

On January 4, 2011, Dreyfus Short Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased $670,000 of Senior Notes issued by The Royal Bank of Scotland PLC CUSIP # 78010XAJ0 (the "Senior Notes") at a purchase price of 99.697% of par value per Senior Note including underwriting discounts of par value of 0.30% per Senior Note. The Senior Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets received no benefit in connection with the transaction. The following is a list of the syndicate's members:

RBS Securities Inc.
BMO Capital Markets Corp.
HSBC Securities (USA) Inc.
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
TD Securities (USA) LLC

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on April 20, 2011. These materials include additional information about the terms of the transaction.

1. Account/Fund Name: **Dreyfus Short Term Income**
2. Anticipated Purchase Date: **01/04/2011**
3. Total Net Assets of Account/Fund: **$253,054,484.68**
4. Type and Description of Security to be Purchased: **Royal bank of Scotland PLC 3.250% 01/11/14**
5. Credit Rating of Security (Rating/Rating Agency): **Aa3/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities**
7. Name of Affiliated Underwriter In Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **500,000,000**
9. CUSIP: **78010XAJ0**
10. Amount Purchased by Account/Fund: **670,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.13%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.26%**
13. Purchase Price of Securities (if at par, so state): **99.697**
14. Commission/Spread Received by Principal Underwriters: **0.30%**
15. Yield (as applicable): **3.260%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **3.260%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) __Dreyfus Fund Board__;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒ This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate Indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordanca with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ **if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) __Standish Mellon Asset Management__
AND
LOB Portfolio Manager Name (Print) __David Bowser__ Signature [signature] Date 3/22/11
AND
LOB CIO/COO Name (Print) __David Leduc__ Signature [signature] Date 3/21/11
AND
CCO Name (Print) __Adrienne Camire__ Signature [signature] Date 3/21/11

Dreyfus Investment Grade Funds, Inc.
Dreyfus Intermediate Term Income Fund

On January 4, 2011, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased $4,650,000 of Senior Notes issued by The Royal Bank of Scotland PLC CUSIP # 78010XAK7 (the "Senior Notes") at a purchase price of 99.631% of par value per Senior Note including underwriting discounts of par value of 0.450% per Senior Note. The Senior Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets received no benefit in connection with the transaction. The following is a list of the syndicate's members:

RBS Securities Inc.
BMO Capital Markets Corp.
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
TD Securities (USA) LLC

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on April 20, 2011. These materials include additional information about the terms of the transaction.

1. Account/Fund Name: **Dreyfus Intermediate Term Income**
2. Anticipated Purchase Date: **01/04/2011**
3. Total Net Assets of Account/Fund: **$1,177,996,398.45**
4. Type and Description of Security to be Purchased: **Royal Bank of Scotland PLC 6.125% 01/11/21**
5. Credit Rating of Security (Rating/Rating Agency): **Aa3/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,500,000,000**
9. CUSIP: **78010XAK7**
10. Amount Purchased by Account/Fund: **4,650,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.31%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.39%**
13. Purchase Price of Securities (if at par, so state): **99.631**
14. Commission/Spread Received by Principal Underwriters: **0.45%**
15. Yield (as applicable): **6.148%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.148%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______ MTONE______; Mellon Private Trust Co. N. A. ________; Other (Describe) ___Dreyfus Fund Board___.

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of __all__ points listed below OR Trade Can Not Be Made) ☒ This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of theee securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) __Standish Mellon Asset Management__
AND
LOB Portfolio Manager Name (Print) __Peter Vaream__ Signature [signature] Date 3/21/2011
AND
LOB CIO/COO Name (Print) __David Leduc__ Signature [signature] Date 3/21/11
AND
CCO Name (Print) __Adrienne Camire__ Signature [signature] Date 3/21/2011

Dreyfus Investment Grade Funds, Inc.
Dreyfus Intermediate Term Income Fund

On March 28, 2011, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased $2,065,000 of Senior Notes issued by The Home Depot, Inc. CUSIP # 437076AV4 (the "Senior Notes") at a purchase price of 99.528% at par value per Senior Note, underwriting discounts and commissions of 0.875% per Senior Note. The Senior Notes were purchased from Goldman Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Morgan Stanley & Co. Incorporated
RBS Securities Inc.
TD Securities (USA) LLC
Fifth Third Securities, Inc.
RBC Capital Markets, LLC
SunTrust Robinson Humphrey, Inc.
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities LLC
Citigroup Global Markets Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on April 20, 2011. These materials include additional information about the terms of the transaction.

1. Account/Fund Name: **Dreyfus Intermediate Term Income**
2. Anticipated Purchase Date: **03/28/11**
3. Total Net Assets of Account/Fund: **$1,145,695,921.00**
4. Type and Description of Security to be Purchased: **Home Depot Inc 5.95% 4/01/41**
5. Credit Rating of Security (Rating/Rating Agency): **Baa1/Moody's BBB+/S&P BBB+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman Sachs**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,00,000,000**
9. CUSIP: **437076AV4**
10. Amount Purchased by Account/Fund: **2,065,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.21%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.18%**
13. Purchase Price of Securities (if at par, so state): **99.528**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **5.978%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.978%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______ MTONE______; Mellon Private Trust Co. N. A. _______; Other (Describe) **Dreyfus Fund Board**_____;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer)** or otherwise allocated to the affiliated underwriter's account and the purchase of these securities **will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **Peter Vaream** Signature [signature] Date 03/29/2011
AND
LOB CIO/COO Name (Print) **David Leduc** Signature [signature] Date 3/29/11
AND
CCO Name (Print) **Julia Braithwaite** Signature [signature] Date 3/29/11

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	4/15/11

Dreyfus Investment Grade Funds, Inc.
Dreyfus Intermediate Term Income Fund

On December 10, 2009, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased $950,000 of Senior Notes issued by Boston Scientific CUSIP # 101137AL1 (the "Senior Notes") at a purchase price of 99.879% of par value per Senior Note including underwriting discounts of par value of 1.00% per Senior Note. The Senior Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
RBS Securities Inc.
Wells Fargo Securities LLC
RBC Capital Markets, LLC
BNY Mellon Capital Markets, LLC
Daiwa Securities America Inc.
Mitsubishi UFJ Securities
Mizuho Securities USA Inc.
BBVA Securities Inc.
Scotia Capital
ING Banking
Allied Irish Banks PLC
Standard Chartered bank

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on February 4, 2010. These materials include additional information about the terms of the transaction.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **3503 / Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **12/10/2009**
3. Total Net Assets of Account/Fund: **$1,231,349,285**
4. Type and Description of Security to be Purchased: **Boston Scientific 7.375% 1/15/40**
5. Credit Rating of Security (Rating/Rating Agency): **Ba1/Moody's BBB-/S&P BB+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **101137AL1**
10. Amount Purchased by Account/Fund: **950,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **.32%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **.08%**
13. Purchase Price of Securities (if at par, so state): **99.879**
14. Commission/Spread Received by Principal Underwriters: **1.00%**
15. Yield (as applicable): **6.85%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.85%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) Dreyfus Fund Board ;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **Peter Vaream** Signature [signature] Date 1/6/2010
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 1/6/10
AND
CCO Name (Print) **Kelly Mahoney** Signature [signature] Date 1/6/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/15/10